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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)     November 12, 1996
                                                       -----------------------

                     NORWEST AUTO RECEIVABLES CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


              333-7961                                Not Available
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      (Commission File Number)            (I.R.S. Employer Identification No.)

 100 West Commons Boulevard, Suite 212, New Castle, Delaware       19720
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  (Address of Principal Executive Offices)                      (Zip Code)


                                (302) 324-9018
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             (Registrant's Telephone Number, Including Area Code)

         Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479

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         (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.

      The Registrant is filing the final form of the exhibit listed in
      Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibit.


Exhibit
  No.       Document Description
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8.1         Tax opinion of Mayer, Brown & Platt, dated as of November 12,
            1996.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORWEST AUTO RECEIVABLES CORPORATION
                                      (Registrant)




Dated:  November 12, 1996  By:    /s/ William H. Queenan
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                           Name:  William H. Queenan
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                           Title: President
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                               INDEX TO EXHIBITS



Exhibit
  No.       Document Description
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8.1         Tax opinion of Mayer, Brown & Platt, dated as of November 12,
            1996.